                                                                     EXHIBIT 99A

                  UBS WARBURG GRASS ROOTS CHEMICAL CONFERENCE
                  -------------------------------------------

                  FMC Corporation Presentation, March 27, 2001
               Mike P. Smith, Division Manager, Hydrogen Peroxide
              & Bill Breunig, Business Director, Alkali Chemicals
________________________________________________________________________________
Slide 1

FMC
Presentation Content
 .  Introduction
 .  Hydrogen Peroxide Business
 .  Soda Ash Business
________________________________________________________________________________
Slide 2

FMC
Disclaimer

Statement under the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995: These slides and the accompanying presentations contain "forward-looking statements," which represent management's best judgment as of the date hereof based on information currently available. Actual results of the Company may differ materially from those contained in the forward-looking statements. Additional information concerning factors that may cause results to materially differ from those in the forward-looking statements is contained in the Company's periodic reports filed under the Securities Exchange Act of 1934, as amended. The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.

________________________________________________________________________________
Slide 3

FMC
Introduction
------------
2000 Sales and Profit by Segment

[PIE CHART]                              [PIE CHART]

Sales                                    Operating Profit
-----                                    ----------------

Ag. Products                             Ag Products
$665M                                    $88M

Specialty Chem.                          Specialty Chem
$489M                                    $92M

Food & Trans.                            Food & Trans.
$839M                                    $69M

Industrial Chem.                         Industrial Chem.
$906M                                    $115M

Energy Systems                           Energy Systems
$1.03B                                   $72M

FMC Sales $3.9B                          FMC Operating Profit $436M
________________________________________________________________________________

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Slide 4

FMC
Historical Earnings Growth

[BAR GRAPH]

Year                          EPS
----                         -----
'93                          $1.53
'94                          $2.94
'95                          $4.01
'96                          $4.28
'97                          $4.13
'98                          $5.30
'99                          $6.03
'00                          $6.72

Compounded annual growth rate 23.5%
(EPS from continuing operations excluding one-time gains and losses)
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Slide 5

FMC
---
Spin-Off of FMC Technologies
[ORGANIZATION CHART]
                          FMC
FMC                                 FMC Technologies
---                                 ----------------
-Industrial Chemicals               -Energy Systems
-Specialty chemicals                -Food & Transportation Systems
-Agricultural Products
________________________________________________________________________________
Slide 6

FMC
Spin-Off of FMC Technologies

October 2000           Split-off Announcement

February 2001          Initial Form S-1 filed with SEC

Second Quarter 2001    FMC Technologies IPO

Late 2001             Tax free distribution of remaining
                      FMC Technologies shares to FMC shareholders
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Slide 7

FMC
Industrial Chemicals- 2000
--------------------------
[PIE CHART]

Alkali                    45%
Foret S.A.                26%
Peroxides                 15%
Phosphorous                8%
Active Oxidants            6%

Total Industrial Sales = $906 Million
*Does not include Astaris sales
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Slide 8

FMC
Hydrogen Peroxide
-----------------
                                             North American Market Demand
                                             by Segment [PIE CHART]

 . Versatile Chemistry                        Pulp & Paper       66%
                                             Chemical           10%
 . Safe for the Environment                   Environmental       9%
                                             Textiles            6%
 . High Value in Use                          Other               9%

                                             2000 Market Size approximately
                                             1.5B Lbs. $400M
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Slide 9

FMC
North American H2O2
-------------------
Supply/Demand (M Lbs.)
[STACKED BAR GRAPH]

                                    1998    1999    2000    2001    2002
                                    -----   -----   -----   -----   -----
Total Market Demand                 1,245   1,370   1,492   1,530   1,600
FMC Capacity                          370     305     370     435     435
Operating Capacity                  1,262   1,179   1,179   1,179   1,179
FMC Mothball                           65     130      65       0       0
Solvay Mothball                        27     110     110     110     110
Other Mothballs                         0       0      50       0       0

Annual Demand Growth: 1998-2000 = 9%; 2000-2002 = 3-5%
(Capacity Share in 2002 = 25%)

Capacity Utilization  [TABLE]
--------------------
               1998   1999    2000     2001    2002
               ----   ----    ----     ----    ----
Nameplate      72%    79%     87%      89%     93%
Operating      76%    92%     95%      97%    100%
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Slide 10

FMC
North American H2O2
-------------------
Average Delivered Contract Price
[LINE GRAPH]

                   1996    1997    1998    1999    2000   2001
                   ----    ----    ----    ----    ----   ----
FMC                1.59    1.30    1.00    1.00    1.07   1.20

*1998 = 1.0 Index
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Slide 11

FMC- Major Producer with Global Presence
----------------------------------------
[MAP]

North America        435M Lbs.
Europe               212M Lbs.
Latin America         26M Lbs.
Asia                  13M Lbs.

 .  Industry Global Capacity - 6.3B Lbs.
 .  FMC Global Capacity - 688M Lbs.

________________________________________________________________________________
Slide 12

FMC - North American Market Leader
----------------------------------

 . Lowest Delivered Cost                          [MAP OF NORTH AMERICA HERE]
 . Higher Margin Segments
 . Electronics/Propulsion Market Leader
 . High Barriers to Entry
 . Sole Producer in Mexico

________________________________________________________________________________
Slide 13

FMC's Cost Reduction Focus

 . Process Technology                              [LINE GRAPH]
     -  Efficiency Improvements               Total Costs* Per Pound

                                                  Year     Cost Index
                                                  ----     ----------
 . Plant and Distribution Network                  1998           1.00
     -  Reduced Freight Costs                     1999           0.84
                                                  2000           0.78
 . E-Commerce                                      2001           0.75
     -  Transaction Costs
     -  Supply-chain Optimization                 *At constant energy
                                                   Prices.
 . Low-capital expansions                          1998= 1.0 index
     -  Spring Hill Mothball
     -  Debottlenecking

 . Initiatives Offsetting Increased Natural Gas Costs
     -  Price Increase
     -  Energy Surcharge
     -  Energy Saving Projects
________________________________________________________________________________
Slide 14

FMC
Hydrogen Peroxide
-----------------

2001-2002 Projections
---------------------

 .  Continued volume growth
 .  Continued price increases
 .  Ongoing cost reductions

--------------------------------------------------------------------------------
Slide 15

FMC
Industrial Chemicals - 2000
---------------------------
[PIE CHART]

Alkali                            45%
Foret S.A.                        26%
Peroxides                         15%
Phosphorous                        8%
Active Oxidants                    6%

Total Industrial Sales = $906 Million
*Does not include Astaris sales

________________________________________________________________________________
Slide 16

FMC
World Soda Ash Demand Profile
-----------------------------

2000 Soda Ash Use by Region
---------------------------
[PIE CHART]
                                 %
                                --
Asia (Ex-China & India)         11
China                           21
India Sub Continent              6
Central Europe                   4
Latin America                    7
ROW                             11
Western Europe                  19
North America                   21

Major uses:         Glass
                    Chemicals
                    Soaps & detergents

2000 Market size: 35M metric tons



2000 Soda Ash Consumption
-------------------------
(Kg per capita)
---------------
[BAR GRAPH]

Developed Regions           kg
-----------------           ----
North America               24.7
Western Europe              17.2
Japan                       10.1

Developing Regions          kg
------------------          ----
Central Europe              13.0
China                        5.9
Asia (Ex. China & India)     5.0
Latin America                4.6
ROW                          3.4
India Sub Continent          1.6

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Slide 17

FMC
2000 World Soda Ash Production
------------------------------
[MAP]
Global Production = 35M metric tons
World Capacity (approximately equal to) 41M metric tons

US               10.20M tons
China             8.10M tons
W Europe          6.00M tons
E Europe          5.10M tons
India             1.70M tons
Middle East       0.80M tons
Japan             0.70M tons
Canada            0.40M tons
Australia         0.30M tons
S Korea           0.40M tons
Brazil            0.25M tons
Mexico            0.25M tons
Africa            0.20M tons
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Slide 18

FMC
2000 Major Trade Flows (Million Metric Tons)
-----------------------
[MAP]
U.S. to Asia                    1.7M
U.S. to Latin America           1.5M
U.S. to Europe                  0.2M
U.S. to Africa                  0.1M
Spain to Latin America          0.4M
China to Asia                   0.9M
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Slide 19

FMC
US Soda Ash Demand
------------------

US Exports
 .  US is net exporter
     -  no import threat
 .  Advantaged in Latin America
 .  Contested in Asia
 .  Synthetic shutdowns stimulating growth

Domestic Market
 .  Total US Demand:  6.5M metric tons
 .  Substitution for caustic soda
     - soda ash attractive when caustic prices increase above approximately $150 per ton
     -  300-400 Ktpy can switch

US Soda Ash Exports (M metric tons)
-----------------------------------
[STACKED BAR GRAPH]
                               1998  2002
                               ----  ----
Asia                            1.4   2.1
(ex China & India)
Latin America                   1.5   1.7
Western Europe                  0.4   0.4
ROW                             0.5   0.9



End Use Profile
[PIE CHART]

Glass Containers        25%
Other Glass Segments    24%
Soaps & Detergents      11%
Chemical Manufacturing  28%
Other                   12%
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Slide 20

FMC
Soda Ash Capacity Changes 1998-2002
-----------------------------------
[STACKED BAR GRAPH]

(M metric tons)


                             Shutdowns/Mothballs       Expansions
                             -------------------       ----------
FMC 2000                               0.60
General - Amherstburg 2001             0.40
Asahi - Katakyushu 2001                0.30
IMC - Duisberg 1999                    0.30
Asahi - Chiba 1998                     0.20
SE Soda 1998                           0.15
OCI 1999                               0.80                0.7
Solvay 2001                                                0.4
American Soda 2001                                         0.9
Total                                  2.75                2.0
U.S                                    1.40

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Slide 21

FMC
U.S. Soda Ash Supply/Demand
---------------------------
[STACKED BAR GRAPH]

U.S Capacity (M Short Tons)
---------------------------

                              1998     1999     2000     2001     2002
                            ------    -----    -----    -----    -----
FMC                            3.6      3.6      4.9      4.9      4.9
Demand                        11.2     11.2     11.2     12.0     12.5
Tg Soda Acquisition              0      1.3        0        0        0

American Soda/
Solvay expansions                   0        0        0        1      1.3

OCI Mothballed                      0      0.9      0.9      0.9      0.9
FMC Mothballed                      0        0      0.7      0.7      0.7
U.S. Effective Capacity          12.7     12.9     12.3     13.3     13.6

Utilization (% of effective)       88%      87%      91%      91%      92%

                                                |
Demand Growth Rate (% CAGR)        0%           |          5.5%



FMC 34% Capacity Share in 2002
--------------------------------------------------------------------------------
Slide 22

FMC Position
------------------------

 . Largest scale/multiple mining methods    low cost producer

Wyoming Soda Ash Costs
------------------------
[BAR GRAPH]
                          K tons             Price Index
                          ------             -----------
FMC Solution Mining          700                    1.00
FMC Longwall Mining        2,850                    1.30
FMC                        1,300                    1.44
Other Mechanical          10,000                    1.44

 . Lower dependence on natural gas            less exposed on natural gas pricing

 . Appropriate use of E-Commerce              lower costs
     -  ERP to ERP                           customer retention
     -  Web to ERP
     -  Web-enabled Vendor Managed Inventory

 . Breadth of Product Line                    market share protection
     -  special grades
     -  down-stream products

________________________________________________________________________________
Slide 23

FMC Actions
-----------
 .  Seize Caustic Conversion Opportunities

 .  Aggressive Cost Management
     -  Plant optimization

 .  Margin Recovery

     -  Energy surcharge

Total Business Costs
Per Ton, Constant Energy
[LINE GRAPH]

              1997  1998  1999  2000  2001
              ----  ----  ----  ----  ----
Cost
Index         1.00  0.99  0.94  0.83  0.82


Caustic Soda vs. Soda Ash Prices
[LINE GRAPH]
                                                Caustic Soda        Soda Ash
                                                 Attractive        Attractive
                                                When Caustic      When Caustic
          Soda Ash Price  Caustic Soda Price  Soda Price Below  Soda Price Above
          --------------  ------------------  ----------------  ----------------
1986         $65/ton           $118/ton           $130/ton          $160/ton
1987         $67/ton           $110/ton           $130/ton          $160/ton
1988         $67/ton           $122/ton           $130/ton          $160/ton
1989         $77/ton           $184/ton           $130/ton          $160/ton
1990         $83/ton           $227/ton           $130/ton          $160/ton
1991         $84/ton           $271/ton           $130/ton          $160/ton
1992         $81/ton           $245/ton           $130/ton          $160/ton
1993         $74/ton           $130/ton           $130/ton          $160/ton
1994         $70/ton           $125/ton           $130/ton          $160/ton
1995         $74.5/ton         $240/ton           $130/ton          $160/ton
1996         $82.6/ton         $180/ton           $130/ton          $160/ton
1997         $77/ton           $115/ton           $130/ton          $160/ton
1998         $75/ton           $193/ton           $130/ton          $160/ton
1999         $69/ton           $103/ton           $130/ton          $160/ton
2000         $67/ton           $136/ton           $130/ton          $160/ton
2001         $67/ton           $250/ton           $130/ton          $160/ton


________________________________________________________________________________
Slide 24

FMC Industrial Chemicals
------------------------

**  Significant, steady cash flows
**  Leading market positions

**  Leading industry margins
**  Improving markets
**  Growth opportunities
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END OF SLIDES